                                                                    Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany the Registrant's  Quarterly Report on Form 10-QSB for the period ended
September 30, 2004:

In connection with the Quarterly  Report of Premier  Alliance  Group,  Inc. (the
"Company") on Form 10-QSB for the period ended  September 30, 2004 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Mark S.  Elliott,  Acting Chief  Executive  Officerand  Acting  Chief  Financial
Officer  of the  Company,  certify,  pursuant  to 18 U.S.C.  ss.  1350,  adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1)   The Report  fully  complies  with the  requirements  of Section  13(a) or
Section  15(d),  as  applicable,  of the  Securities  Exchange  Act of 1934,  as amended; and

(2)   The information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ Mark S. Elliott
                                             ----------------------------
                                             Name:   Mark S. Elliott
                                             Title:  President
                                             (acting Chief Executive Officer
                                             and acting Chief Financial Officer)

Date:  November 19, 2004

(1)    A signed original of this written  statement  required by Section 906 has been provided to Premier  Alliance  Group,  Inc. and will be retained by Premier
Alliance Group, Inc. and furnished to the Securities and Exchange  Commission or its staff upon request.

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not  being  filed as part of the  Report  or as a  separate disclosure document.